Concentration Risk	12 Months Ended
Dec. 31, 2011
Risks and Uncertainties [Abstract]
Concentration Risk
(4) Concentration Risk
(a) Revenue Concentration by Asset Class
The following table summarizes revenue from Federated's asset classes over the last three years:

	2011	2010	2009
Money market assets	46%	50%	65%
Equity assets	33%	31%	23%
Fixed-income assets	20%	18%	12%

Approximately 46% of Federated’s total revenue for 2011 was attributable to money market assets.
A significant change in Federated’s money market business or a significant reduction in money market assets due to regulatory changes, changes in the financial markets including significant and rapid increases in interest rates over a short period of time causing certain investors to prefer direct investments in interest-bearing securities, significant deterioration in investor confidence, further persistent declines in or additional prolonged periods of historically low short-term interest rates and resulting fee waivers or other circumstances, could have a material adverse effect on Federated’s results of operations.

Current Regulatory Environment
In January 2010, the Securities and Exchange Commission (SEC) adopted extensive amendments to Rule 2a-7 of the Investment Company Act of 1940 aimed at enhancing the resiliency of money market funds. These amendments included a series of enhancements including rules that required all money market funds to meet specific portfolio liquidity standards and rules that significantly enhanced the public disclosure and regulatory reporting obligations of these funds. In Federated's view, the amendments of 2010 meaningfully and sufficiently strengthened money market funds. Recent experience demonstrated that the amendments of 2010 were effective in meeting heightened requests for redemptions occurring at various times throughout 2011 in connection with the U.S. credit rating downgrade and the ongoing European debt crisis.
The SEC staff is considering additional changes to Rule 2a-7 that could adversely impact the viability of money market funds, including requiring a floating net asset value, imposing capital requirements, and creating redemption restrictions. Federated believes the changes currently under consideration, if enacted, would significantly reduce the utility and attractiveness of money market funds to investors. Thus, rather than enhance the resiliency of money market funds, the contemplated changes would potentially severely harm the utility of money market funds for investors who, in Federated's view, value money market funds in their current form as an efficient and effective cash management investment product offering daily liquidity at par. It has been reported that the SEC may propose amendments to Rule 2a-7 as early as the first quarter of 2012.
If ultimately enacted, some or all of these changes would be detrimental to Federated's money market fund business and could materially and adversely affect Federated's operations. The very proposal of such amendments could have an adverse impact on Federated's money market fund business and operations and could also negatively impact the short-term credit markets. Management is carefully monitoring developments in this area and plans to actively participate both individually and with industry groups in the public comment process that would accompany any rule change proposal. Federated is unable to assess the degree of any potential impact such additional reforms may have on its business and operations until such proposals are issued. Even when issued, the final version of any SEC rule amendment could vary significantly from the form in which it is proposed.

Historically Low Short-Term Interest Rates
In certain money market funds, the gross yield is not sufficient to cover all of the fund’s normal operating expenses due to historically low short-term interest rates. Since the fourth quarter 2008, Federated has voluntarily waived fees in order for certain funds to maintain positive or zero net yields. These fee waivers were partially offset by related reductions in distribution expense and net income attributable to noncontrolling interests as a result of Federated's ability to share the impact of the waivers with third-party intermediaries.
The impact of such fee waivers on various components of Federated's Consolidated Statements of Income was as follows for the years ended December 31:

in millions	2011	2010	2009
Revenue	$(320.7)	$(241.6)	$(120.6)
Distribution expense	(232.3)	(186.6)	(86.4)
Operating income	(88.4)	(55.0)	(34.2)
Noncontrolling interest	(6.5)	(1.0)	0
Pre-tax impact	$(81.9)	$(54.0)	$(34.2)

During 2011, changes in asset mix as well as further declines in interest rates for certain money market investments caused an increase in these fee waivers. (See Note (22) for information regarding the quarterly pre-tax impact of the fee waivers.) Based on recent Federal Reserve Bank commentary on their outlook for interest rates, management expects the fee waivers and the related reduction in distribution expense and net income attributable to noncontrolling interests will continue at least until late 2014. Based on recent market conditions and assuming asset levels remain constant, fee waivers for the first quarter 2012 may result in a net negative pre-tax impact on income of approximately $27 million. Increases in short-term interest rates that result in higher yields on securities purchased in money market fund portfolios would reduce the net pre-tax impact of these waivers. Management estimates that an increase of 10 basis points in gross yields on securities purchased in money market fund portfolios will likely reduce the net pre-tax impact of these waivers between thirty-five and forty percent from the current levels and an increase of 25 basis points would reduce the impact between sixty-five and seventy percent. The actual amount of future fee waivers could vary significantly from management’s estimates as they are contingent on a number of variables including, but not limited to, changes in assets within the money market funds, available yields on instruments held by the money market funds, actions by the Federal Reserve, the U.S. Department of the Treasury and other governmental entities, changes in expenses of the money market funds, changes in the mix of money market customer assets, Federated’s willingness to continue the fee waivers and changes in the extent to which the impact of the waivers is shared by third parties.
(b) Revenue Concentration by Investment Fund
Approximately 12% and 11% of Federated’s total revenue for 2011 were derived from services provided to two sponsored funds, the Federated Kaufmann Fund and the Federated Prime Obligations Fund, respectively. A significant and prolonged decline in the assets under management in these funds could have a material adverse effect on Federated’s future revenues and, to a lesser extent, net income, due to a related reduction to distribution expenses associated with these funds.
(c) Revenue Concentration by Customer
Approximately 10% of Federated’s total revenue for 2011 was derived from services provided to one intermediary customer, the Bank of New York Mellon Corporation. Significant changes in Federated’s relationship with this customer could have a material adverse effect on Federated’s future revenues and, to a lesser extent, net income, due to related material reductions to distribution expenses associated with this intermediary.
A listing of Federated’s risk factors is included herein under the section entitled Risk Factors in Management’s Discussion and Analysis of Financial Condition and Results of Operations.